                                                                    EXHIBIT 10.6


                            GENERAL PROMISSORY NOTE

$210,001.22                    WEATHERFORD, TEXAS             SEPTEMBER 15, 1995

       FOR VALUE RECEIVED, I, we, and each of us, the undersigned, jointly and severally, promise to pay to RANDY J. MASON, or order, the sum of TWO HUNDRED TEN THOUSAND, ONE AND 22/100 DOLLARS ($210,001.22), with interest from date to maturity at the rate of Seven Per Cent (7.0%) per annum, both principal and interest payable at P. O. Box 14951, Springtown, Texas 76082.

       This Note is payable as follows:

              This is a term note (and may be renewed yearly), with all principal due on September 15, 1996, the interest shall be payable monthly with the first interest payment due on November 15, 1995, and continuing monthly until the principal is paid in full. (See attached schedule.)

       All sums past due under the terms of this note shall bear interest from their maturity at the rate of eighteen per cent (18%) per annum.

       This note is secured by a Deed of Trust of even date herewith, a copy of which is attached for all purposes.

       It is agreed that in the event of failure to pay when due any installment of principal or interest of this note, or in the event of failure to keep and perform any of the covenants or agreements contained in the aforementioned instrument, or in the event of the issuance of any writ of garnishment, or writ of attachment, or writ of injunction, or summons against the holder of this note in connection with any suit or controversy involving any maker, surety, endorser, or guarantor of this note, or to which any maker, surety, endorser, or guarantor of this note may be a party, or in any of said events, all of the unpaid principal balance hereof, together with earned and unpaid interest, shall, at the election of the holder hereof, and without notice, immediately become due and payable.

       Each maker, surety, endorser, and guarantor of this note hereby severally waives demand and presentation for payment, notice of non-payment, protest and notice of protest, and the diligence of bringing suit against any party hereto and consents that time of payment may be extended from time to time without notice thereof to him.

       If this note is placed in the hands of an attorney for collection, or if collected by suit, or through probate, bankruptcy, or other court proceedings, the undersigned, jointly and severally, agree to pay fifteen per cent (15%) additional on the principal and interest then due hereon as attorney's fees.


                                         CUMBERLAND COMPANIES, INC.
ATTEST:


By: /s/ EDDYE DREYER                     BY: /s/ C. E. JUSTICE
   --------------------------------         ------------------------------------
   Assistant Secretary                      C. E. JUSTICE, PRESIDENT

                                                SEPTEMBER 15, 1995
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2/21/95                                                                 Page 1

                           LOAN AMORTIZATION SCHEDULE
                              Loan Amortized At 7%

          PAYMENT      PAYMENT                                   PRINCIPAL
           NUMBER       AMOUNT      PRINCIPAL     INTEREST        BALANCE
-------------------------------------------------------------------------------
  Opening Balance                                               210,001.22

                1      1,225.01          0.00     1,225.01      210,001.22
                2      1,225.01          0.00     1,225.01      210,001.22
                3      1,225.01          0.00     1,225.01      210,001.22
                4      1,225.01          0.00     1,225.01      210,001.22
                5      1,225.01          0.00     1,225.01      210,001.22
                6      1,225.01          0.00     1,225.01      210,001.22
                7      1,225.01          0.00     1,225.01      210,001.22
                8      1,225.01          0.00     1,225.01      210,001.22
                9      1,225.01          0.00     1,225.01      210,001.22
               10      1,225.01          0.00     1,225.01      210,001.22
               11      1,225.01          0.00     1,225.01      210,001.22
               12    211,226.23    210,001.22     1,225.01            0.00

GRAND TOTAL          224,701.34    210,001.22    14,700.12            0.00
===============================================================================